UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2023, American Battery Technology Company (the “Company”) entered into an amendment to the offer letter by and between the Company and the Company’s Chief Resource Officer, Scott Jolcover, dated January 3, 2023, and on December 1, 2023, the Company entered into an amendment to the offer letter by and between the Company and the Company’s Chief Operating Offer, Andrés Meza, dated January 3, 2023, and the offer letter by and between the Company and the Company’s Chief Executive Officer, Chief Technology Officer, and Director, Ryan Melsert, dated July 31, 2022, (collectively the “Amended Offer Letters”).

Pursuant to the Amended Offer Letters, the Company (i) added certain performance-based bonus milestones for bonus equity compensation for fiscal year 2024 and (ii) replaced the change of control provision to allow for unvested equity compensation to become immediately exercisable upon a change of control.

The foregoing description of the Amended Offer Letters is a summary of the material terms thereof, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amended Offer Letters of Scott Jolcover, Ryan Melsert, and Andrés Meza filed with this report as Exhibit 10.1, 10.2, and 10.3 respectively, each of which are incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Name

10.1	Amended Offer Letter between American Battery Technology Company and Scott Jolcover dated, November 29, 2023

10.2	Amended Offer Letter between American Battery Technology Company and Ryan Melsert dated, December 1, 2023

10.3	Amended Offer Letter between American Battery Technology Company and Andrés Meza dated, December 1, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: December 4, 2023	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer